Exhibit 99.5

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, S. Gene Thompson, Chief Financial Officer of Gasel Transportation Lines, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.           The Quarterly Report on Form 10-QSB of the Registrant for the period ended March 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 19, 2003	By:	/s/ S. Gene Thompson
S. Gene Thompson, Vice President & Chief Financial Officer